UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2018

ADVANZEON SOLUTIONS, INC

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 W. Busch Blvd, Suite 701
Tampa, Florida	33618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 517-8484

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2018, the registrant, Advanzeon Solutions Inc. (“Advanzeon”), entered into a Settlement Agreement and Stipulation (“Settlement Agreement”) with Trillium Partners LP (“Trillium”) pursuant to which Advanzeon agreed to settle claims of breach of covenant in connection with the purchase by Trillium of 1,597,971 shares of Advanzeon’s common stock. Pursuant to an order granting approval of the Settlement Agreement dated August 13, 2018 by the U.S. District Court for the District of Maryland, Northern Division, Advanzeon is able to remove the securities legend on the 1,597,971 shares of common stock held by Trillium under section 3(a)(10) of the Securities Act of 1933, as amended.

Item 9.01	Exhibits

NUMBER	EXHIBIT
1.01A	Settlement Agreement dated July 10, 2018
1.01B	August 13, 2018 Court Order Approving Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANZEON SOLUTIONS, INC.

Date: September 14, 2018	By:	/s/ Clark A. Marcus
Clark A. Marcus, Chief Executive Officer